SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of components of Property, Plant, and Equipment (Details) - USD ($) $ in Thousands	Dec. 30, 2023	Dec. 31, 2022
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Land and improvements	$ 185,188	$ 171,729
Building and improvements	400,232	355,228
Machinery and equipment	884,880	708,095
Furniture and fixtures	26,275	23,186
Construction in progress	62,729	121,730
Total Property, Plant and Equipment, Gross	$ 1,559,304	$ 1,379,968